APRIL 30,  1997

                                  SEMI-ANNUAL
                                     REPORT

                                     (LOGO)

                                 INSTITUTIONAL
                               MONEY MARKET FUND


                              NOTICE TO INVESTORS

- Shares of Portico Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 -  are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.

- There can be no assurance that the money market fund will be able to maintain a stable net asset value of $1.00 per share.


TABLE OF CONTENTS
                                                                  Page(s)
SHAREOWNER LETTER....................................................1
PORTICO INSTITUTIONAL MONEY MARKET FUND YIELD COMPARISONS............2
LOOKING AHEAD - THE FORECAST.........................................2
STATEMENT OF ASSETS AND LIABILITIES..................................3
STATEMENT OF OPERATIONS..............................................4
STATEMENT OF CHANGES IN NET ASSETS...................................4
FINANCIAL HIGHLIGHTS.................................................5
SCHEDULE OF INVESTMENTS.............................................6-7
NOTES TO FINANCIAL STATEMENTS........................................8


                                                                   June 1997
DEAR SHAREOWNER:

INVESTMENT REVIEW

The economy has continued on its path of steady growth into 1997. During the first quarter of 1997, the economy expanded at an annual rate of 5.6%. While near full employment has put upward pressure on wages, increased productivity and fierce price competition have prevented higher wages from translating into higher inflation. To keep inflation subdued, the Federal Reserve Board raised the Federal Funds Rate 25 basis points in March to 5.50%. Short-term money market rates, which had been very stable, rose accordingly. Portico Institutional Money Market Fund's yield increased approximately 17 basis points. When adjusted for the continued low levels of inflation, "real" yield on our Institutional Money Market Fund remains very attractive.

Portico Institutional Money Market Fund is managed with quality and safety of principal as our primary goals. All securities purchased by the Funds must meet strict guidelines set by the SEC for presenting minimal credit risk as well as our own high internal standards. Our credit research team closely monitors all investments to ensure quality standards are met.


                                  7-DAY YIELD*
PERIOD ENDED APRIL 30, 1997

                        INSTITUTIONAL MONEY MARKET FUND
                       CURRENT                  EFFECTIVE
                        5.22%                     5.35%

* After fee waivers. Had fees not been waived, the current and effective yields would have been 4.92% and 5.05%, respectively. Reflects past performance; yields will vary. An investment in Portico Institutional Money Market Fund is neither insured nor guaranteed by the U.S. Government nor is there any assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested.


                               YIELD COMPARISONS*
AVERAGE
MONTHLY                     PORTICO INSTITUTIONAL      IBC'S INSTITUTIONAL
RATES                         MONEY MARKET FUND       AVERAGE TM/ALLTAXABLE
---------------------------------------------------------------------------
1997
April                                5.17%                     5.14%
March                                5.08%                     5.04%
February                             5.09%                     5.01%
January                              5.12%                     5.03%

1996
December                             5.13%                     5.04%
November                             5.14%                     5.04%
October                              5.16%                     5.00%
September                            5.17%                     5.01%
August                               5.16%                     5.00%
July                                 5.13%                     5.00%
June                                 5.07%                     4.97%
May                                  5.03%                     4.94%

We compare the Portico Institutional Money Market Fund to the IBC's Institutional AverageTM/All Taxable, which is a composite of professionally managed money market investment funds with similar objectives.

* After fee waivers. Had fees not been waived, performance would have been reduced. Reflects past performance; yields will vary. An investment in Portico Institutional Money Market Fund is neither insured nor guaranteed by the U.S. government nor is there any assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.



LOOKING AHEAD - THE FORECAST

We believe inflation will remain subdued in the 3% area. We expect money market rates to remain high on a real, or inflation-adjusted, basis over the next six months and anticipate at least maintaining an average maturity in the Portico money market funds comparable to their respective industry benchmarks. The high credit quality of our money market funds continues to be reinforced by strong corporate earnings.

As always, we pride ourselves on meeting three important objectives for our money market shareholders: PRESERVATION OF PRINCIPAL, LIQUIDITY and COMPETITIVE INVESTMENT INCOME. We believe these principles, combined with a disciplined approach to quality, continue to be appropriate for our money market investors.

Your continued confidence in Portico Institutional Money Market Fund is important to us, and we look forward to working with you in the future.

Jane T. Keelan
Carl J. Smith
Margaret Radske

Portfolio Managers
Firstar Investment Research & Management Company



INSTITUTIONAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1997
(UNAUDITED)

ASSETS:
  Investments, at amortized cost                              $807,940
  Interest receivable                                              294
  Other                                                             13
                                                            ----------
     Total Assets                                              808,247
                                                            ----------

LIABILITIES:
  Dividends payable                                              3,398
  Payable to affiliates                                            331
  Accrued expenses and other liabilities                            79
                                                            ----------
     Total Liabilities                                           3,808
                                                            ----------

NET ASSETS                                                    $804,439
                                                            ==========

CAPITAL STOCK, $.0001 par value
  Authorized                                                 5,000,000
  Issued and outstanding                                       804,439

NET ASSET VALUE,
  REDEMPTION PRICE AND
  OFFERING PRICE PER SHARE                                       $1.00
                                                                 =====

                     See notes to the financial statements.



INSTITUTIONAL MONEY MARKET FUND
STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)

INVESTMENT INCOME:
 Interest income                                               $23,462
                                                            ----------

EXPENSES:
 Investment advisory fees                                        2,145
 Administration fees                                               499
 Custody fees                                                       72
 Federal and state registration fees                                12
 Shareowner servicing and accounting costs                          38
 Professional fees                                                  13
 Reports to shareowners                                              7
 Directors' fees and expenses                                        2
 Other                                                               6
                                                            ----------

 Total expenses before waiver                                    2,794
  Less: Waiver of expenses                                     (1,293)
                                                            ----------

  Net Expenses                                                   1,501
                                                            ----------

NET INVESTMENT INCOME                                          $21,961
                                                            ==========

                     See notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)
                                        Six months             Year
                                          ended               ended
                                      Apr. 30, 1997        Oct. 31,1996
                                      -------------        ------------
                                       (Unaudited)
OPERATIONS:
  Net investment income                 $   21,961          $   40,269
                                       -----------         -----------
  Increase in net assets resulting
     from operations                        21,961              40,269
                                       -----------         -----------

CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                            1,308,473           2,484,810
  Shares issued to owners in
     reinvestment of dividends               3,015               6,595
  Shares redeemed                      (1,257,100)         (2,457,920)
                                       -----------         -----------
  Net increase                              54,388              33,485
                                       -----------         -----------

DIVIDENDS PAID FROM:
  Net investment income                   (21,961)            (40,269)
                                       -----------         -----------

TOTAL INCREASE
  IN NET ASSETS                             54,388              33,485

NET ASSETS:
  Beginning of period                      750,051             716,566
                                       -----------         -----------
  End of period                         $  804,439          $  750,051
                                       ===========         ===========

                     See notes to the financial statements.



INSTITUTIONAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                     Six months
                       ended                 Year ended October 31,
                     April 30,   ---------------------------------------------
                       1997      1996      1995      1994      1993    1992<F1>
                       ----      ----      ----      ----      ----    --------
                    (Unaudited)
Per Share Data:
Net asset value,
 beginning of period   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00

Income from
 investment operations:
 Net investment
  income                0.03      0.05      0.06      0.04      0.03      0.04
                     -------   -------   -------   -------   -------   -------

 Total from investment
  operations            0.03      0.05      0.06      0.04      0.03      0.04
                     -------   -------   -------   -------   -------   -------

Less distributions:
 Dividends from net
  investment income   (0.03)    (0.05)    (0.06)    (0.04)    (0.03)    (0.04)
                     -------   -------   -------   -------   -------   -------

 Total distributions  (0.03)    (0.05)    (0.06)    (0.04)    (0.03)    (0.04)
                     -------   -------   -------   -------   -------   -------

Net asset value, end
 of period             $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                     =======   =======   =======   =======   =======   =======

Total Return<F2>       2.57%     5.32%     5.77%     3.65%     2.92%     3.88%

Supplemental data
 and ratios:
 Net assets, in
  thousands, end
  of period         $804,439  $750,051  $716,566  $754,636  $588,301  $696,132
 Ratio of net
  expenses to
  average
  net assets<F3>       0.35%     0.35%     0.35%     0.37%     0.38%     0.41%
 Ratio of net
  investment income
  to average net
  assets<F3>           5.12%     5.19%     5.63%     3.64%     2.87%     3.75%


<F1>  Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F2>  Not annualized for the period ended April 30, 1997.
<F3>  Annualized for the period ended April 30, 1997.

                     See notes to the financial statements.



INSTITUTIONAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                     Amortized
    Amount                                                          Cost
(in thousands)                                                 (in thousands)
--------------                                                 -------------

           COMMERCIAL PAPER 93.0%
           AGRICULTURAL PRODUCTS 3.7%
           John Deere Capital:
 $15,000     5.31%, 5/19/97                                        $ 14,960
  15,000     5.61%, 7/22/97                                          14,808
                                                                 ----------
                                                                     29,768
                                                                 ----------

           ASSET-BACKED 10.5%
           Ciesco L.P.:
  10,000     5.58%, 6/12/97                                           9,935
  15,000     5.60%, 7/01/97                                          14,858
           Corporate Asset Funding Co., Inc.:
  15,000     5.32%, 6/03/97                                          14,927
  15,000     5.55%, 6/26/97                                          14,870
           New Center Asset Trust:
  15,000     5.31%, 5/06/97                                          14,989
  15,000     5.34%, 5/12/97                                          14,975
                                                                 ----------
                                                                     84,554
                                                                 ----------

           AUTO & TRUCKS 4.9%
           Ford Credit Europe PLC:
  15,000     5.32%, 5/14/97                                          14,971
  14,500     5.61%, 7/08/97                                          14,347
  10,000     5.65%, 7/29/97                                           9,860
                                                                 ----------
                                                                     39,178
                                                                 ----------

           BANKING - DOMESTIC 1.6%
           Barclays US Funding Corporation,
  12,500     5.25%, 5/09/97                                          12,485
                                                                 ----------

           BANKING - FOREIGN 5.6%
           Deutsche Bank Financial, Inc.:
  15,000     5.24%, 5/23/97                                          14,952
  15,000     5.60%, 7/07/97                                          14,844
           Dresdner US Finance,
  15,000     5.28%, 6/16/97                                          14,899
                                                                 ----------
                                                                     44,695
                                                                 ----------

           BASIC INDUSTRY 3.7%
           RTZ America, Inc:
  15,000     5.30%, 5/20/97                                          14,958
  15,000     5.54%, 6/24/97                                          14,875
                                                                 ----------
                                                                     29,833
                                                                 ----------

           BEVERAGES 1.9%
           Bass Finance (C.I.) Ltd.,
  15,643     5.35%, 5/06/97                                          15,631
                                                                 ----------



   Principal                                                     Amortized
    Amount                                                          Cost
(in thousands)                                                 (in thousands)
--------------                                                 -------------

           CONSUMER CYCLICAL 1.8%
           General Electric Company,
 $15,000     5.56%, 6/20/97                                        $ 14,884
                                                                 ----------

           CONSUMER STAPLES 3.0%
           Hitachi America, Ltd.:
  15,000     5.61%, 7/02/97                                          14,855
   9,600     5.60%, 7/11/97                                           9,494
                                                                 ----------
                                                                     24,349
                                                                 ----------

           FINANCE 20.9%
           A. I. Credit Corporation,
  15,000     5.61%, 7/21/97                                          14,811
           American Express Credit Corp.,
  14,000     5.27%, 5/22/97                                          13,957
           American General Finance:
  15,000     5.33%, 6/04/97                                          14,924
  15,000     5.33%, 6/05/97                                          14,922
  15,000     5.34%, 6/09/97                                          14,913
           Beneficial Corporation,
  15,000     5.59%, 6/17/97                                          14,891
           CIT Group Holdings, Inc.,
  15,000     5.25%, 5/29/97                                          14,939
           General Electric Capital Corporation:
   5,000     5.25%, 5/27/97                                           4,981
  15,000     5.65%, 7/30/97                                          14,788
           Household Finance Corporation,
  15,000     5.56%, 6/18/97                                          14,889
           Swedish Export Credit Corporation,
  15,000     5.33%, 5/13/97                                          14,973
           Transamerica Finance Corporation,
  15,000     5.25%, 5/21/97                                          14,956
                                                                 ----------
                                                                    167,944
                                                                 ----------

           FINANCE - SERVICES 10.5%
           Goldman Sachs Group, L.P.:
  15,000     5.57%, 5/01/97                                          14,940
  15,000     5.38%, 5/28/97                                          15,000
           Merrill Lynch & Co., Inc.:
  15,000     5.36%, 6/11/97                                          14,908
  15,000     5.64%, 7/17/97                                          14,818
  10,000     5.63%, 7/28/97                                           9,862
           Morgan Stanley Group, Inc.,
  15,000     5.19%, 5/15/97                                          14,969
                                                                 ----------
                                                                     84,497
                                                                 ----------

           FOOD 1.8%
           CPC International, Inc.,
  15,000     5.62%, 7/23/97                                          14,806
                                                                 ----------


INSTITUTIONAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                     Amortized
    Amount                                                          Cost
(in thousands)                                                 (in thousands)
--------------                                                 -------------

           INSURANCE 7.5%
           American Family Financial Services, Inc.:
 $ 9,500     5.63%, 7/10/97                                        $  9,396
   6,500     5.60%, 7/11/97                                           6,428
           ITT Hartford Group, Inc.,
  15,046     5.28%, 6/02/97                                          14,976
           Prudential Funding Corporation:
  15,000     5.61%, 7/14/97                                          14,827
  15,000     5.60%, 7/15/97                                          14,825
                                                                 ----------
                                                                     60,452
                                                                 ----------

           MISCELLANEOUS 1.3%
           International Lease Finance Corporation,
  10,650     5.30%, 6/13/97                                          10,583
                                                                 ----------

           PRINTING AND PUBLISHING 3.7%
           McGraw-Hill,
  15,000     5.58%, 5/06/97                                          14,872
           Reed Elsevier, Inc.,
  15,000     5.60%, 7/09/97                                          14,839
                                                                 ----------
                                                                     29,711
                                                                 ----------

           RETAIL 1.9%
           J.C. Penney Funding Corporation,
  15,000     5.35%, 6/10/97                                          14,911
                                                                 ----------

           SOVEREIGN 8.7%
           Kingdom of Sweden:
  15,000     5.32%, 5/07/97                                          14,987
  15,000     5.32%, 5/08/97                                          14,984
           Quebec (Province of) Canada,
  15,000     5.60%, 6/30/97                                          14,860
           Wool International:
  10,000     5.32%, 5/02/97                                           9,999
  15,000     5.32%, 5/05/97                                          14,991
                                                                 ----------
                                                                     69,821
                                                                 ----------

           Total Commercial Paper                                   748,102
                                                                 ----------

           VARIABLE RATE DEMAND NOTES 4.8%
  39,000   WPL Holdings Demand Note                                  39,000
                                                                 ----------

           Total Variable Rate Demand Notes                          39,000
                                                                 ----------



     Number                                                      Amortized
   of Shares                                                        Cost
(in thousands)                                                 (in thousands)
--------------                                                 -------------

           INVESTMENT COMPANIES 2.6%
      10   Financial Square Prime Obligation Fund                  $     10
  20,828   Short-Term Investments Co.
             Liquid Assets Portfolio                                 20,828
                                                                 ----------

           Total Investment Companies                                20,838
                                                                 ----------

           Total Investments 100.4%                                 807,940
                                                                 ----------

           Liabilities, less Other Assets (0.4)%                    (3,501)
                                                                 ----------

           NET ASSETS 100.0%                                       $804,439
                                                                 ==========

                     See notes to the financial statements.



INSTITUTIONAL MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Institutional Money Market Fund (the "Fund") which commenced operations on April 26, 1991, is a separate, diversified investment portfolio of the Company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - The securities are valued on the basis of amortized cost for financial reporting purposes and federal income tax purposes, which approximates market value. Variable rate demand notes are valued at cost which approximates market value.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

c) Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory, administration, service organization fees and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Distributions to Shareowners - Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

f) Other - The Fund recognizes interest income on the accrual basis. Discounts and premiums are amortized over the life of the respective security. Investment and shareowner transactions are recorded no later than the first business day after the trade date. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis the Fund uses for federal income tax purposes. Transactions in capital shares at $1.00 per share are shown in the Statement of Changes in Net Assets. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Fund has entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Fund, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% of the Fund's first $2 billion of average daily net assets, and 0.40% of the Fund's average daily net assets in excess of $2 billion. For the six months ended April 30, 1997, FIRMCO voluntarily waived $924 of its advisory fees, in thousands, for the Fund.

   Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Fund.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the six months ended April 30, 1997, $369 of administration fees, in thousands, were voluntarily waived for the Fund.

Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S.Treasury bills. The Fund maintains its proportionate share of the Company's liability for deferred fees.



- PORTICO FUNDS ARE AVAILABLE THROUGH:
  -  the Portico Funds Center,
  - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,
  -  and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

                             TO OPEN AN ACCOUNT OR
                              REQUEST INFORMATION
                                 1-800-982-8909
                                 1-414-287-3710

                            FOR ACCOUNT BALANCES AND
                               INVESTOR SERVICES
                                 1-800-228-1024
                                 1-414-287-3808

                              PORTICO FUNDS CENTER
                            615 EAST MICHIGAN STREET
                                 P.O. BOX 3011
                            MILWAUKEE, WI53201-3011

                                                        NASDREF#FX1997-0603-0035